UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2023

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-29219	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15915 Katy Freeway, Suite 450 Houston, Texas	77094
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (281) 404-4387

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CEI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On January 4, 2023, Camber Energy, Inc. (the “Company”, “we”, “our” and “us”) entered into a non-binding letter of intent (the “LOI”) to acquire (the “Acquisition”) all of the membership interests in Southeast Renewables LLC and its subsidiaries (collectively, “Southeast”). The Acquisition would be governed by the terms of a definitive agreement to be negotiated between the Company and the equity owners of Southeast (the “Sellers”).

The purchase price (“Purchase Price”) for the membership interests in Southeast is anticipated to be (i) the fair market value of Southeast’s assets (as determined by an independent appraiser) minus (ii) Southeast’s liabilities. The Purchase Price is anticipated to be payable via the issuance to the Sellers of a secured convertible promissory note (the “Promissory Note”) in a principal amount equal to the Purchase Price. The Promissory Note would have a first-ranking security interest against the membership interests of Southeast, and the principal amount would be convertible into the Company’s common stock (“Common Stock”), once certain milestones are achieved, at a fixed conversion price equal to the volume weighted average price of the Common Stock during the period commencing ten business days prior to the closing date of the transaction (the “Closing Date”) and ending ten business days following the Closing Date. All conversions of the Promissory Note would be subject to a 9.99% beneficial ownership limitation and the Company would agree to file a resale registration statement with respect to the underlying shares of Common Stock within 60 days of the Closing Date.

In addition to customary closing conditions, the definitive agreement would contain the following closing conditions, which would be required to be satisfied within a certain time period following execution of a definitive agreement: (1) confirmation from the Company’s senior secured lender that the Company’s is not in default under any existing promissory notes or security agreements, and that the senior secured lender will subordinate its security interest against the assets of the Company to the Sellers’ security interest against the membership interests of Southeast until the obligations under the Promissory Note are satisfied; (2) confirmation from the Company’s warrant holders that this transaction will not trigger any price adjustments under applicable warrant agreements; and (3) an acknowledgement from the holder of the Company’s shares of Series C Redeemable Convertible Preferred Stock (“Series C Preferred Stock”) that: (a) the number of shares of Common Stock associated with previous conversions of Series C Preferred Stock is no more than 1,336,143 as of January 4, 2023; (b) the number of underlying shares of Common Stock associated with such shareholder’s remaining 270 shares of Series C Preferred Stock will not exceed 1,903,916 or such other amount as agreed to in writing by the holder, Southeast and the Company; and (c) the holder will approve any registration statement filed by the Company with respect to the underlying securities associated with the Promissory Note or any securities issued by the Company to satisfy its obligations under the Promissory Note.

The LOI contains non-binding obligations of the parties, and the actual terms of the Acquisitions are still to be negotiated between the parties and set forth in a definitive agreement. There are no assurances that we will be successful in negotiating an acceptable definitive agreement, when or whether a definitive agreement will be reached between the parties, or that the Acquisition will be consummated. Even if a definitive agreement is executed, the terms of the Acquisition may change materially from the terms set forth in the LOI. There are no assurances when or if closing of the Acquisition will occur, even if the parties successfully negotiate and sign a definitive agreement. Either party may terminate the LOI if a definitive agreement is not entered into on or before February 15, 2023.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report on Form 8-K under Item 7.01 is deemed to be “furnished” solely pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K are forward-looking information within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act of 1933, as amended. Any statements that are not historical facts contained herein are “forward-looking statements”, which statements may be identified by words such as “expects,” “plans,” “projects,” “will,” “would,” “may,” “anticipates,” “believes,” “should,” “intends,” “estimates,” and other words of similar meaning. Such forward-looking statements are based on current expectations, involve known and unknown risks, a reliance on third parties for information, transactions that may be cancelled, and other factors that may cause our actual results, performance or achievements, or developments in our industry, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include the occurrence of any event, change or other circumstances that could give rise to the terms of the LOI not hereafter being reflected in a definitive agreement; the inability to complete the transactions contemplated by the LOI and any definitive agreement entered into by the parties, costs related to the Acquisition; the failure to satisfy the anticipated closing conditions described herein; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors, the effect of the COVID-19 pandemic on the parties, risks and uncertainties related to the fluctuation of global economic conditions or economic conditions with respect to the oil and gas industry, the performance of management, actions of government regulators, vendors, and suppliers, our cash flows and ability to obtain financing, competition, general economic conditions and other factors that are detailed in the Company’s filings with the Securities and Exchange Commission. We intend that all forward-looking statements be subject to the safe-harbor provisions.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBER ENERGY, INC.

Date: January 5, 2023	By:	/s/ James A. Doris
	Name:	James A. Doris
	Title:	Chief Executive Officer

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